                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2006

                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      0-27589                    95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 4275 Executive Square #200, La Jolla, CA 92037
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2006, we consummated a Loan Agreement dated as of December 20, 2006 with two existing qualified institutional investors pursuant to which the investors subscribed to purchase up to an aggregate principal amount of $640,000 in 8% revolving credit notes. We may request advances under the Loan Agreement and issue revolving credit notes from time to time to the investors for up to 75% of the face value of our current and future receivables submitted by us or our account debtors to a lockbox account for borrowing in which the investors were granted a security interest with respect thereto. We received the first advance in the net amount of approximately $240,000 on December 14 and 21, 2006 against our current and future receivables.

         The revolving credit notes bear interest at 8% per annum payable in restricted shares of our common stock valued at 80% of the average of the 3 lowest closing bid prices for our common stock for the 30 trading days prior to a payment date. In addition, we issued an aggregate of 20,000,000 shares of common stock to the investors on a pro rata basis, which were granted piggy-back registration rights on registration statements (other than on Form S-8, S-4 or similar forms) subsequently filed by us.

         We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were qualified institutional buyers, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c) EXHIBITS.


EXHIBIT NUMBER                            DESCRIPTION
--------------  ----------------------------------------------------------------

10.1 Loan Agreement by and among One Voice Technologies, Inc. and the investors named on the signature pages thereto.

10.2            Form of Revolving Credit Note of One Voice Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE VOICE TECHNOLOGIES, INC.



DATE: JANUARY 3, 2007                 /S/ DEAN WEBER
                                        -------------------------------------
                                        DEAN WEBER
                                        PRESIDENT AND CEO